                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                           Vion Pharmaceuticals, Inc.
                (Name of Registrant as Specified In Its Charter)

                           Vion Pharmaceuticals, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                           VION PHARMACEUTICALS, INC.
                                 4 SCIENCE PARK
                          NEW HAVEN, CONNECTICUT 06511
                                 (203) 498-4210

                                                                   April 9, 1998

Dear Fellow Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 2:00 p.m., on Tuesday, May 19, 1998, at The Lawn Club, 193 Whitney Avenue, New Haven, Connecticut.

     This year you are being asked to approve the election of nine directors to the Company's Board of Directors and the selection of the Company's independent auditors. At the meeting, I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                           Very truly yours,

                                           /s/ John A. Spears
                                           JOHN A. SPEARS
                                           President and Chief Executive Officer

                           VION PHARMACEUTICALS, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                          New Haven, Connecticut
                                                        April 9, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of Vion Pharmaceuticals, Inc. will be held on Tuesday, May 19, 1998 at 2:00 p.m., at The Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, for the following purposes:

        (1) To elect nine directors to serve for the ensuing year;

        (2) To consider and vote on the approval of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998; and

        (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record of the Company's Common Stock and the Company's Class A Convertible Preferred Stock at the close of business on March 23, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                          THOMAS MIZELLE
                                          Secretary

                           VION PHARMACEUTICALS, INC.
                                 4 SCIENCE PARK
                          NEW HAVEN, CONNECTICUT 06511

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock") and Class A Convertible Preferred Stock, par value $.01 per share (the "Class A Preferred Stock"), of Vion Pharmaceuticals, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders to be held on Tuesday, May 19, 1998, or at any adjournments thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about April 10, 1998 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock and Class A Preferred Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On March 23, 1998 there were 10,051,705 shares of Common Stock outstanding and 757,632 shares of Class A Preferred Stock outstanding; each share of Common Stock is entitled to one vote and each share of Class A Preferred Stock is entitled to 2.777777 votes on the matters to be presented at the Annual Meeting. The total number of votes entitled to be cast at the Annual Meeting is 12,156,238. The holders of a voting majority of the outstanding shares that may be voted at the meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker non-votes on the specific items to be brought before the Annual Meeting of Stockholders is discussed under each item.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of March 23, 1998 (except as otherwise noted in the footnotes) regarding the beneficial ownership (as defined by the Securities and Exchange Commission (the "SEC")) of the Company's Common Stock and Class A Preferred Stock of: (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock or Class A Preferred Stock; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and each other officer who received over $100,000 in compensation from the Company during the 1997 fiscal year; and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed and the address of each beneficial owner is c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

                                                                                                PERCENTAGE OF
                                                                 TOTAL NUMBER   PERCENTAGE OF      CLASS A
                                                                 OF SHARES OF      COMMON         PREFERRED
                                                   CLASS A       COMMON STOCK       STOCK           STOCK
                                                  PREFERRED      BENEFICIALLY   BENEFICIALLY    BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS  COMMON STOCK      STOCK          OWNED(1)         OWNED           OWNED
--------------------------------  ------------    ---------      ------------   -------------   -------------
Michel C. Bergerac.............       31,250(2)          0           31,250        *                 --
Frank T. Cary..................       56,468(3)          0           56,468        *                 --
James L. Ferguson..............       12,250(4)          0           12,250        *                 --
Michael C. Kent................      365,769(5)          0          365,769          3.6%            --
William R. Miller..............      159,406(6)          0          159,406          1.6%            --
Alan C. Sartorelli, Ph.D.......      439,008(7)          0          439,008          4.4%            --
E. Donald Shapiro..............       72,200(8)          0           72,200        *                 --
John A. Spears.................      430,162(9)          0          430,162          4.1%            --
Walter Wriston.................       51,468(10)         0           51,468        *                 --
Terrence W. Doyle, Ph.D........      274,724(11)         0          274,724          2.7%            --
Thomas E. Klein................      101,510(12)         0          101,510          1.0%            --
Thomas Mizelle.................      108,333(13)         0          108,333          1.1%            --
All directors and executive
  officers as a group (12
  persons).....................    2,102,548(14)         0        2,102,548         19.5%            --

   OTHER BENEFICIAL OWNERS
   -----------------------
Phoenix Partners L.P.
Morgens Waterfall Vintiadis
Investments N.V.
Betje Partners
  c/o Morgens Waterfall
  Vintiadis
  Investments & Co., Inc.
  10 East 50th Street
  New York, NY 10022.........           0      294,111(15)       816,975          7.5%         38.8%
Kalman Renov
  c/o Laidlaw & Co.
  100 Park Avenue, 25th Floor
  New York, NY 10017.........     714,682(16)         0          714,682          6.7%            --
Kingdon Capital Management
  Corp.
  152 West 57th Street 50th
  Floor
  New York, NY 10019.........           0      213,899(17)       594,164          5.6%         28.2%
GFL Performance Fund Ltd.
  c/o CITCO
  Kaya Flamboyan 9
  Curacao
  Netherlands Antilles.......           0       115,036          319,545          3.1%         15.2%

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------

 *   Less than one percent

 (1) The Class A Preferred Stock is convertible into Common Stock by dividing
     (i) the sum of the $10.00 per share stated value by (ii) $3.60 per share (as adjusted from time to time for certain events of dilution). As of March 23, 1998, each share of Class A Preferred Stock was convertible into
     2.777777 shares of Common Stock.

 (2) Represents shares issuable upon exercise of options exercisable within 60 days.

 (3) Includes 3,750 shares issuable upon exercise of options exercisable within 60 days.

 (4) Includes 11,250 shares issuable upon exercise of options exercisable within 60 days.

 (5) Includes 8,550 shares of Common Stock and warrants to purchase 28,215 shares of Common Stock exercisable within 60 days beneficially owned by Mr. Kent's wife, as to which Mr. Kent disclaims beneficial ownership.

 (6) Includes 16,250 shares issuable upon exercise of options exercisable within 60 days.

 (7) Includes (i) 190,874 shares beneficially owned by Dr. Sartorelli's wife and
     (ii) 57,260 shares held in trust for Dr. Sartorelli's grandchildren, for which Dr. Sartorelli's wife serves as trustee, as to which Dr. Sartorelli disclaims beneficial ownership. Does not include 57,260 shares beneficially owned by other family members of Dr. Sartorelli, which were received as gifts from Dr. Sartorelli.

 (8) Includes 6,250 shares issuable upon exercise of options exercisable within 60 days and includes 40,700 shares issuable upon exercise of warrants.

 (9) Includes 23,100 shares issuable upon exercise of warrants and 380,062 shares issuable upon exercise of options exercisable within 60 days. Pursuant to an agreement, a portion of the shares issuable upon exercise of such options are subject to repurchase by the Company at the exercise price.

(10) Includes 3,750 shares issuable upon exercise of options exercisable within 60 days.

(11) Includes 86,600 shares held by Dr. Doyle's wife and children, as to which Dr. Doyle disclaims beneficial ownership. Pursuant to a four-year vesting schedule, 67,931 of these shares are subject to repurchase by the Company. Also includes 3,000 shares issuable upon exercise of options exercisable within 60 days.

(12) Includes 53,000 shares issuable upon exercise of options and 32,790 shares issuable upon exercise of warrants, exercisable within 60 days. Also includes 400 shares of common stock and 3,520 shares issuable upon exercise of warrants exercisable within 60 days, held by Mr. Klein's wife and children.

(13) Includes 90,500 shares issuable upon exercise of options and 12,210 shares issuable upon exercise of warrants, exercisable within 60 days. Also includes 284 shares of common stock and 939 shares issuable upon exercise of warrants exercisable within 60 days, held by Mr. Mizelle's children.

(14) Includes 599,062 shares issuable upon exercise of options and 141,474 shares issuable upon exercise of warrants, which are exercisable within 60 days.

(15) Consists of 147,055 shares held by Phoenix Partners L.P., 98,037 shares held by Morgens Waterfall Vintiadis Investments N.V. and 49,019 shares held by Betje Partners. Edwin Morgens is the Managing Member of the general partner of Phoenix Partners L.P. and is the Chairman of the investment advisors to Morgens Waterfall Vintiadis Investments N.V. and Betje Partners. Mr. Morgens disclaims beneficial ownership of all indicated shares.

(16) Consists of: (i) 99,358 shares owned by Mr. Renov, (ii) 22,528 shares owned by his wife, Ruki Renov, (iii) an aggregate of 31,539 shares owned by seven of his children, (iv) an aggregate of 38,677 shares issuable upon exercise of warrants expiring July 5, 1998 owned directly by him, (v) 2,200 shares issuable upon exercise of 1,100 Class A Warrants owned by a family partnership of which he is president, (vi) 410,130 shares issuable upon exercise of a Unit Purchase Option to purchase 93,000 Units owned by Mrs. Renov and exercisable until August 14, 2000, and (vii) 110,250 shares issuable upon exercise of a Unit Purchase Option to purchase 25,000 units owned directly by D.H. Blair & Co., Inc. ("Blair & Co."). Mr. Renov and his wife are shareholders of Blair & Co. Although Mr. Renov is including securities owned by his wife in his aggregate beneficial ownership, he expressly disclaims beneficial ownership of all securities held by Mrs. Renov.

(17) Consists of 128,339 shares held by M. Kingdon Offshore, N.V., 42,780 shares held by Kingdon Partners, L.P. and 42,780 shares held by Kingdon Associates, L.P. Kingdon Capital Management Corp. ("KCMC") is a general partner of Kingdon Partners, L.P. and Kingdon Associates, L.P. and is the investment advisor to M. Kingdon Offshore, N.V. KCMC disclaims beneficial ownership of all indicated shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

     Nine directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. Each person named below is now a director of the Company. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are:

                                          YEAR FIRST
                                            BECAME                    PRINCIPAL OCCUPATION
             NOMINEE                AGE    DIRECTOR                DURING THE PAST FIVE YEARS
             -------                ---   ----------               --------------------------
William R. Miller.................  69       1995      Chairman of the Board of the Company since April
                                                       1995; from February 1995 until April 1995,
                                                       Chairman of the Board of OncoRx Inc. ("Old
                                                       OncoRx"), which was merged into a subsidiary of
                                                       the Company (then known as MelaRx Pharmaceuticals,
                                                       Inc.) in April 1995; currently Chairman of the
                                                       Board of SIBIA Neurosciences, Inc., and a director
                                                       of ImClone Systems, Inc., Isis Pharmaceuticals,
                                                       Inc., St. Jude Medical, Inc., Transkaryotic
                                                       Therapies, Inc., Westvaco Corporation and Xomed
                                                       Surgical Products Inc.; from 1964 until his
                                                       retirement in 1991, various positions with
                                                       Bristol-Myers Squibb Company, including Vice
                                                       Chairman of the Board commencing in 1985.
John A. Spears....................  48       1993      President and Chief Executive Officer of the
                                                       Company from April 1993 until January 1995 and
                                                       since April 1995; President and Chief Executive
                                                       Officer of Old OncoRx from January 1995 to April
                                                       1995; from March 1989 to April 1993, Vice
                                                       President and Senior Vice President of Immunex
                                                       Corporation.
Alan C. Sartorelli, Ph.D..........  66       1995      Professor of Pharmacology at Yale University
                                                       School of Medicine since 1967; Chairman of the
                                                       Company's Scientific Advisory Board since April
                                                       1995; Chairman of the Old OncoRx Scientific
                                                       Advisory Board from May 1993 to April 1995;
                                                       Director of Yale Comprehensive Cancer Center from
                                                       1984 to 1993.
Michel C. Bergerac................  66       1992      Chairman of M.C. Bergerac & Co., Inc., an
                                                       investment advisory firm, since 1985; currently a
                                                       director of Chemical Bank; from 1974 to 1985,
                                                       Chairman of the Board, President and Chief
                                                       Executive Officer of Revlon, Inc. (1)

                                          YEAR FIRST
                                            BECAME                    PRINCIPAL OCCUPATION
             NOMINEE                AGE    DIRECTOR                DURING THE PAST FIVE YEARS
             -------                ---   ----------               --------------------------
Frank T. Cary.....................  77       1995      Director Celgene Corporation, Cygnus Therapeutic
                                                       Systems, ICOS Corporation, Lincare, Inc. and SPS
                                                       Transaction Services, Inc.; from 1973 to 1981,
                                                       Chairman of the Board and Chief Executive Officer
                                                       of IBM.(1)(2)
James L. Ferguson.................  71       1995      Director ICOS Corporation; Chairman of the Board
                                                       of General Foods Corporation from 1974 until 1989
                                                       and President from 1973 to 1977.
Michael C. Kent...................  58       1995      Founded Old OncoRx in May 1993 and served as a
                                                       director until April 1995; since 1983, President
                                                       and Chief Executive Officer of Kent, Reynolds and
                                                       Stuart, a consulting firm; involved in the
                                                       creation of a number of biotechnology companies,
                                                       including Nova Pharmaceutical Corporation, Celgene
                                                       Corporation, Neurogen Corporation, Biopure
                                                       Corporation, Pathogenesis Corporation, Texas
                                                       Biotechnology Corporation and ICOS Corporation.(1)
E. Donald Shapiro.................  66       1992      Since 1983, the Joseph Solomon Distinguished
                                                       Professor of Law at New York Law School and prior
                                                       thereto, Dean and Professor of Law at New York Law
                                                       School; currently a director of Loral Corporation,
                                                       Bank Leumi Trust Co., United Industrial
                                                       Corporation, Vasomedical, Inc., Kranzco Realty
                                                       Trust, Telepad Corporation, Eyecare Products PLC
                                                       and Premier Laser Systems.(2)
Walter Wriston....................  78       1995      Director of ICOS Corporation, York International
                                                       Corporation and Cygnus, Inc.; retired as Chairman
                                                       and Chief Executive Officer of Citicorp and its
                                                       principal subsidiary, Citibank, N.A., in 1984
                                                       after having served as Chief Executive Officer for
                                                       17 years.(2)

------------------

(1) Member of the Compensation Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

     During the fiscal year ended December 31, 1997, the Board of Directors held five meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was director of the Company, except for Mr. Cary, who did not attend the sole meeting of the Audit Committee.

     In April 1995, the Board established an Audit Committee to review the internal accounting procedures of the Company and to consult with and review the audit scope and results of the audit with the Company's independent auditors and the services provided by such auditors. Messrs. Wriston, Cary and Shapiro are the members of the Audit Committee. The Audit Committee met once in 1997.

     In April 1995, the Board formed the Compensation Committee to administer the Company's stock option plans and the Company's executive compensation policies. Messrs. Bergerac, Cary and Kent are the members of this committee. The Compensation Committee held four meetings in 1997.

VOTE REQUIRED

     The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1--ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth the names and positions of the executive officers of the Company:

                  NAME                                         POSITION
                  ----                                         --------
John A. Spears..........................       President, Chief Executive Officer and
                                                 Director
Terrence W. Doyle, Ph.D.................       Vice President--Research & Development
Thomas E. Klein.........................       Vice President--Finance and Chief
                                               Financial   Officer
Thomas Mizelle..........................       Vice President--Operations and Secretary

     John A. Spears, age 48, has been the Company's President and Chief Executive Officer and a director since the merger with Old OncoRx in April 1995 and from April 1993 until January 1995 and served in the same capacities for Old OncoRx from January 1, 1995 until the merger in April 1995. From March 1989 to April 1993, Mr. Spears was a Senior Vice President and a Vice President at Immunex Corporation.

     Terrence W. Doyle, Ph.D., age 55, has been the Company's Vice President of Research and Development since the merger with Old OncoRx and served in the same capacity for Old OncoRx from January 1994 until the merger. Dr. Doyle was an employee of the Bristol-Myers Squibb Company ("Bristol-Myers") from 1967 to 1993. From 1990 to 1993, Dr. Doyle was an Executive Director with Bristol-Myers. Dr. Doyle is the original holder of 41 U.S. patents for anti-infective, anti-inflammatory and anti-tumor agents and the author of over 100 published research articles and abstracts on cancer chemotherapy.

     Thomas E. Klein, age 48, has been the Company's Vice President--Finance and Chief Financial Officer since October 1995. From 1988 to 1994, Mr. Klein was Director of Finance and Treasurer of Novo Nordisk of North America, Inc.

     Thomas Mizelle, age 47, has been the Company's Vice President of Operations since the merger with Old OncoRx and has been the Company's Secretary since October 1995. Prior to the merger, Mr. Mizelle was Vice President of Business Development since August 1994. From May 1990 to July 1994, Mr. Mizelle served as Senior Vice President, Vice President of Sales and Marketing and Director of Sales of Immunex Corporation.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company's chief executive officer and each of the other executive officers who earned over $100,000 and were serving at the end of 1997, for services in all capacities to the Company, its subsidiaries and predecessors.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                 ANNUAL COMPENSATION     COMPENSATION
                                                ----------------------   ------------
                                                                            AWARDS
                                                                           OPTIONS/        ALL OTHER
      NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS ($)     SARS(#)      COMPENSATION ($)
      ---------------------------        ----   ----------   ---------     --------     ----------------
John A. Spears--President
  and Chief Executive Officer (1)......  1997    $234,557     $    --           --           $   --
                                         1996    $189,167     $70,500       15,000           $   --
                                         1995    $180,000     $    --      286,312           $   --
Terrence W. Doyle--Vice President--
  Research and Development.............  1997    $174,549     $    --           --           $   --
                                         1996    $154,167     $42,000       12,000           $   --
                                         1995    $144,227     $    --           --           $5,773(2)
Thomas E. Klein--Vice President
  Finance and Chief Financial Officer
     (3)...............................  1997    $148,486     $    --           --           $   --
                                         1996    $129,167     $36,000       37,000           $   --
                                         1995    $ 31,250     $    --       75,000           $   --
Thomas Mizelle--Vice President--
  Operations and Secretary.............  1997    $173,362     $    --           --           $   --
                                         1996    $154,167     $42,000       62,000           $   --
                                         1995    $158,000     $    --       50,000           $   --

------------------

(1) The Company is a party to an employment agreement with Mr. Spears. See "--Employment Agreements."
(2) Represents 1994 taxes paid in 1995 on $93,467 accrued during fiscal 1994 and paid in April 1995.
(3) Mr. Klein joined the Company in October 1995.

     There were no grants of stock options made during the year ended December 31, 1997 to the persons named in the Summary Compensation Table.

     The following table sets forth information with respect to unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 1997. No stock options were exercised in 1997 by such persons.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS                IN-THE-MONEY OPTIONS
                                                    AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END($)(1)
                                                  ---------------------------   ---------------------------
                      NAME                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                        -----------   -------------   -----------   -------------
John A. Spears..................................    380,062        11,250       $1,097,410       $    0
Terrence W. Doyle...............................      3,000         9,000       $        0       $    0
Thomas E. Klein.................................     46,750        65,250       $        0       $    0
Thomas Mizelle..................................     78,000        71,500       $   40,313       $    0

------------------

(1) Computed based upon the difference between the closing price of the Company's Common Stock on December 31, 1997 ($3.625) and the exercise price.

EMPLOYMENT AGREEMENT

     In January 1995, Old OncoRx entered into an Employment Agreement with John
A. Spears, then its President and Chief Executive Officer. The employment agreement was assumed by the Company after the merger of Old OncoRx into a subsidiary of the Company. The agreement was for a term of three years and expired in January 1998. Prior to his employment with Old OncoRx, Mr. Spears was employed under a similar agreement with MelaRx, which agreement has been terminated. Mr. Spears received an annual base salary of $180,000 increased annually by an amount no less than an annual cost of living adjustment. In 1997, the Board of Directors increased Mr. Spears' annual salary to $235,000. Pursuant to the Employment Agreement, Old OncoRx granted to Mr. Spears an option, which was assumed by the Company pursuant to the merger with Old OncoRx, to purchase 286,312 shares of Common Stock of the Company at a purchase price equal to $0.131 per share. The shares issuable upon exercise of the options are subject to a right in favor of the Company to repurchase such shares at their cost (i.e., the exercise price) in the event Mr. Spears' employment with the Company is terminated. Such right will expire as to 25% of such shares on each of the first four annual anniversaries of the date of the option grant. The Company also had the right, at any time after January 1996, to terminate the employment agreement without cause upon 10 days notice to Mr. Spears and upon payment by the Company to Mr. Spears, in a single lump sum on the termination date, of an amount equal to one year's base salary. The Company and Mr. Spears are currently negotiating the terms of a new employment agreement to replace the aforementioned agreement, which expired in January 1998.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for expenses actually incurred in connection with each meeting of the Board of Directors or any Committee thereof attended. The Company also pays the Chairman of the Board $4,000 per meeting of the Board attended and each other non-employee director $1,000 for each such meeting attended. Certain directors are also entitled to automatic grants of options under the Company's Amended and Restated 1993 Stock Option Plan (the "Plan"). See "--Directors' Options."

DIRECTORS' OPTIONS

     The provisions of the Company's Amended and Restated 1993 Stock Option Plan (the "Plan") provide for the automatic grant of non-qualified stock options to purchase shares of Common Stock ("Director Options") to directors of the Company who are not employees or principal stockholders of the Company ("Eligible Directors"). Eligible Directors of the Company elected after August 1995 will be granted a Director Option to purchase 20,000 shares of Common Stock on the date such person is first elected or appointed a director (an "Initial Director Option"). Further, commencing on the day immediately following the date of the annual meeting of stockholders during the Company's fiscal year ending December 31, 1996, each Eligible Director, other than directors who received an Initial Director Option since the last annual meeting, will be granted a Director Option to purchase 5,000 shares of Common Stock ("Automatic Grant") on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock on the date of grant. Director Options will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors.

     During the fiscal year ended December 31, 1997, Messrs. Miller, Bergerac, Cary, Ferguson, Shapiro and Wriston were each granted ten year options under the Plan to purchase 5,000 shares of Common Stock, respectively, each at an exercise price of $4.625 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

       PROPOSAL NO. 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998, and has further directed that management submit the selection of independent auditors for ratification by stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1995. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock and Class A Preferred Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              CERTAIN TRANSACTIONS

     In January 1995, Old OncoRx entered into an Employment Agreement with John
A. Spears, then its President and Chief Executive Officer. The employment agreement was assumed by the Company after the merger of Old OncoRx into a subsidiary of the Company. The agreement was for a term of three years and expired in January 1998. Prior to his employment with Old OncoRx, Mr. Spears was employed under a similar agreement with MelaRx, which agreement has been terminated. Mr. Spears received an annual base salary of $180,000, increased annually by an amount no less than an annual cost-of-living adjustment. In 1997, the Board of Directors increased Mr. Spears' annual salary to $235,000. Pursuant to the Employment Agreement, Old OncoRx granted to Mr. Spears an option, which was assumed by the Company pursuant to the Merger, to purchase 286,312 shares of Common Stock of the Company at a purchase price equal to $0.131 per share. The shares issuable upon exercise of the options are subject to a right in favor of the Company to repurchase such shares at their cost (i.e., the exercise price) in the event Mr. Spears' employment with the Company is terminated. Such right will expire as to 25% of such shares on each of the first four annual anniversaries of the date of the option grant. The Company also had the right, at any time after January 1996, to terminate the employment agreement without cause upon 10 days notice to Mr. Spears and upon payment by the Company to Mr. Spears, in a single lump sum on the termination date, of an amount equal to one year's base salary. The Company and Mr. Spears are currently negotiating the terms of a new employment agreement to replace the aforementioned agreement, which expired in January 1998.

     On August 16, 1995, the Company entered into a consulting agreement with Kent, Reynolds and Stuart ("KR&S"), pursuant to which KR&S was to assist the Company in hiring a Chief Financial Officer and filling another senior management position. In addition, KR&S was obligated to assist the Company in joint ventures and other business relationships. Michael Kent, a director of the Company, is a principal of KR&S. In 1996, the Company paid KR&S an aggregate of $120,000 under such consulting agreement, which terminated on December 31, 1996.

     Kalman Renov beneficially owns an aggregate of 6.7% of the Common Stock of the Company, including 38,677 shares of Common Stock issuable upon exercise of warrants (the "Placement Warrants") which were issued in connection with private placements of Common Stock of the Company. In October 1997, the Company agreed to extend the expiration date of certain of the Placement Warrants (including warrants held by Mr. Renov) such that all of the Placement Warrants now expire on July 5, 1998.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 10, 1998 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope

                                          By Order of the Board of Directors

                                          THOMAS MIZELLE
                                          Secretary

Dated: April 9, 1998

                                                                      APPENDIX A


                           VION PHARMACEUTICALS, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 19, 1998

     John A. Spears and Thomas Mizelle, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock or Class A Convertible Preferred Stock of Vion Pharmaceuticals, Inc. held of record by the undersigned on March 23, 1998, at the Annual Meeting of Stockholders to be held at 2:00 p.m. on Tuesday, May 19, 1998, at The Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

--- PLEASE MARK YOUR
 X  VOTES AS IN THIS
--- EXAMPLE USING
    DARK INK ONLY.

                       WITHHOLD  NOMINEES: William R. Miller, John A. Spears,
                 FOR   AUTHORITY           Alan C. Sartorelli, Ph.D., Michael C.
1. Election of  -----  ---------           Bergerac, Frank T. Cary, James L.
   Directors                               Ferguson, Michael C. Kent, E. Donald
                                           Shapiro, and Walter Wriston.
                -----  ---------
FOR all listed nominees (except do not vote for the nominee(s) whose name(s) appear(s) below):


                                         FOR    AGAINST    ABSTAIN
2. Approval of Appointment of Ernst &   -----  ---------  ---------
   Young LLP as the Company's
   Independent Auditors:
                                        -----  ---------  ---------

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

Important: Please sign exactly as name
appears below. Each joint owner should
sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer.
If a partnership, please sign in partnership name by authorized person.



SIGNATURE(S)_______________ DATE_______  SIGNATURE(S)_______________ DATE ______

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. Please sign, date and return this Proxy Card promptly using the enclosed envelope.